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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 17, 2001


                                INTERLOGIX, INC.
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               (Exact Name of Registrant as Specified in Charter)



             Delaware                    0-24900                 06-1340453

  (State or Other Jurisdiction       (Commission File          (IRS Employer
       of Incorporation)                 Number)             Identification No.)


              114 WEST 7TH STREET, SUITE 1300, AUSTIN, TEXAS 78701
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              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (512) 381-2760



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On December 17, 2001, Interlogix, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (including the attachments thereto, the "Merger Agreement") with General Electric Company, a New York corporation ("GE") and Margaret Acquisition, Inc., a Delaware company (the "Purchaser") and wholly-owned subsidiary of GE. Pursuant to the Merger Agreement, GE and Purchaser have proposed the acquisition of all of the outstanding common stock, par value $.01 per share, of the Company. (the "Shares") at a price (such price, or such higher price per share as may be paid in the Offer (as defined in the Merger Agreement)) of $38.86 per share, consisting of (i) $19.43, in cash, and (ii) that number of shares of common stock, par value $0.06, of GE ("GE Common Stock") equal to the Exchange Ratio (as defined in the Merger Agreement) (the "Exchange Offer"). GE will file its registration statement, and the Exchange Offer will be commenced, as soon as practicable pursuant to the Security and Exchange Commission's rules permitting early commencement of exchange offers prior to the effectiveness of the registration statement. The transaction is expected to be tax-free to the Company's stockholders, except to the extent cash consideration is received. The Exchange Offer is subject to, among other things, the tender of at least a majority of the Shares determined on a fully diluted basis, the expiration of the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the effectiveness of the registration statement filed by GE for the shares to be issued in the transactions contemplated in the Merger Agreement, and other customary conditions.

         Following the completion of the Exchange Offer described in the preceding paragraph and pursuant to the plan specified in the Merger Agreement, the Company will merge with and into Purchaser (the "Merger") with Purchaser surviving the Merger.

         In connection with the foregoing actions, on December 17, 2001, the Company also amended its Rights Agreement, by and between the Company and Wells Fargo Bank Minnesota N.A. dated November 27, 1996, as amended (the "Rights Agreement"). This second amendment to the Rights Agreement provides that the Rights will not become exercisable in connection with the transactions contemplated in the Merger Agreement. In addition, the Rights Agreement will terminate immediately prior to the effective time of the Merger.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and it, along with the attachments thereto, is incorporated herein by reference in its entirety. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

         A copy of Amendment No. 2 to the Rights Plan is attached hereto as
Exhibit 4.1 and it, along with the attachments thereto, is incorporated herein by reference in its entirety. The foregoing description of the Amendment to the Rights Plan does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

         The joint press release of December 18, 2001, regarding the Merger listed as Exhibit 99.1 is incorporated herein by reference in its entirety. The
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foregoing description of such press release does not purport to be complete and is qualified in its entirety by reference to the full text of such release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

2.1. Agreement and Plan of Merger by and among General Electric Company, Margaret Acquisition, Inc. and Interlogix, Inc., dated as of December 17, 2001.

4.1. Amendment No. 2 to the Rights Plan dated December 17, 2001, by and between Interlogix, Inc. and Wells Fargo Bank Minnesota N.A.

99.1. Press Release dated December 18, 2001, incorporated by reference to the Communications filed pursuant to Rule 425 Under the Securities Act of 1933 on December 18, 2001 (SEC File No. 0-24900).
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 2001

                                            INTERLOGIX, INC.
                                               (Registrant)


                                            By:    /s/ Michael S. Lafair
                                                   ----------------------------
                                            Name:  Michael S. Lafair
                                            Title: Vice President, General
                                                   Counsel and Secretary
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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

Exhibit 2.1      Agreement and Plan of Merger by and Among General Electric
                 Company, Margaret Acquisition, Inc. and Interlogix, Inc., dated as of December 17, 2001.

Exhibit 4.1 Amendment No. 2 to the Rights Plan dated December 17, 2001, by and between Interlogix, Inc. and Wells Fargo Bank Minnesota
                 N.A.

Exhibit 99.1 Press Release, dated December 18, 2001 incorporated by reference to the Communications filed pursuant to Rule 425
                 Under the Securities Act of 1933 on December 18, 2001 (SEC File
                 No. 0-24900).